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                                                                   EXHIBIT 10.11


                              CALICO COMMERCE, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                               SEPTEMBER 29, 1999


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                         COMMON STOCK PURCHASE AGREEMENT

        THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 29th day of September, 1999, by and among Calico Commerce, Inc., a California corporation (the "Company") and the investor listed on Schedule A hereto (the "Investor").

        THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.      Purchase and Sale of Stock.

                1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to Investor at the Closing, that number of shares of the Company's Common Stock (the "Common Stock") equal to the quotient obtained by dividing the aggregate estimated purchase price set forth opposite Investor's name on Schedule A hereto by the Net Offering Price, as defined herein, rounded down to the nearest share. The purchase price per share of Common Stock purchased by Investor (the "Net Offering Price") shall be the price per share paid by the public in an initial public offering of the Company's Common Stock completed prior to November 15, 1999, less the per share underwriting fees and discounts paid by the Company in such initial public offering (but before the deduction of offering expenses payable by the Company). No fractional shares shall be issued.

                1.2 Closing. The purchase and sale of the Common Stock shall take place at the offices of Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301-1825, at 6:00 A.M., on the date and at the time of the closing of the Company's initial public offering, or at such other time and place as the Company and the Investor may mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to Investor a certificate representing the number of shares of Common Stock that Investor is purchasing against payment of the purchase price therefor by check or wire transfer to an account specified by the Company.

        2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Investor that:

                2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and upon reincorporation will be duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                2.2 Capitalization and Voting Rights. The authorized capital of the Company is as set forth in the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission pursuant to the rules and regulations of the Securities Act


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of 1933, as amended (the "Securities Act"), a copy of which is attached hereto as Exhibit A (such Registration Statement, as amended at the time it becomes effective and including the information deemed to be a part of the registration statement at the time of effectiveness, being hereinafter referred to as the "Registration Statement").

                2.3 Subsidiaries. The Company has such subsidiaries as disclosed in the Registration Statement, including the exhibits thereto.

                2.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

                2.5 Valid Issuance of Common Stock. The Common Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

                2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for any filings that may be required pursuant to state or federal securities laws.

                2.7 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby. The only material litigation in which the Company is involved is described in the Registration Statement.

                2.8 Patents and Trademarks. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and its subsidiaries, taken as a whole.


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                2.9     Compliance with Other Instruments. The Company is not in
violation or default in any material respect of any provision of its Restated Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                2.10 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as currently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                2.11 Disclosure. The Company has provided the Investor with a copy of the Registration Statement as filed, and will provide the Investor with a copy of any and all amendments to the Registration Statement filed by the Company with the Securities and Exchange Commission prior to the Closing Date. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith or therewith, including the Registration Statement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                2.12 Registrations Rights. Except as provided in the Investors' Rights Agreement, a copy of which is attached hereto as Exhibit B, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                2.13 Offering. Subject to the accuracy of the Investor's representations in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock to be issued in conformity with the terms of this Agreement constitutes transactions exempt from the registration requirements of Section 5 of the Securities Act and is exempt from registration pursuant to applicable state securities laws.

        3. Representations and Warranties of the Investor. Investor hereby represents and warrants that:

                3.1 Authorization. The Investor has full power and authority to enter into this Agreement and such agreement constitutes its valid and legally binding obligation, enforceable against Investor in accordance with its terms.


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                3.2     Purchase Entirely for Own Account. This Agreement is
made with Investor in reliance upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Common Stock to be received by Investor (sometimes referred to in this Section 3 as the "Securities") will be acquired for investment for Investor's own account, not as a nominee or agent (provided that loans from affiliates for the purchase price of the Securities shall not constitute action as a nominee or agent), and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Securities.

                3.3 Disclosure of Information. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of Investor to rely thereon.

                3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Common Stock.

                3.5 Accredited Investor. Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                3.6 Restricted Securities. Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect and understands the resale limitations imposed thereby and by the Securities Act.

                3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, provided and to the extent this Section 3 is then applicable and that no written agreement shall be required by a transferee in the event of a disposition under Sections 3.7 (a) or (c), and:


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                        (a)     There is then in effect a Registration Statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                        (b) (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act; or

                        (c) Such disposition is made in accordance with the requirements of Rule 144 under the Securities Act; or

                        (d)     Notwithstanding the provisions of paragraphs
(a), (b) and (c) above, Investor shall be permitted to sell, transfer or otherwise assign its rights in the Securities to an "AC Affiliate" (as defined below), so long as such sale, transfer, or assignment is in compliance with all applicable laws, rules and regulations. For purposes of this Agreement, "AC Affiliate" shall mean and refer to (i) any entity that is a member of the Andersen Consulting Worldwide Organization, (ii) any entity which is, at the relevant time, directly or indirectly controlled by any such entity or (iii) any entity which is otherwise part of the Andersen Consulting Worldwide Organization.

                        (e)     Notwithstanding the provisions of paragraphs
(a), (b) and (c) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                3.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the legends in substantially the form specified below:

                        (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                        (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.


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        4.      Registration Rights. The Company shall grant to Investor
piggy-back registration rights only, pursuant to the same terms and conditions as is set forth in an Investors' Rights Agreement dated as of May 26, 1995, as amended to the date hereof, by and between the Company and the investors named therein (the "Investors' Rights Agreement"), in the form attached hereto as Exhibit B.

        5. Conditions of Investors' Obligations at Closing. The obligations of the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

                5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                5.3 Compliance Certificate. The President of the Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of this Agreement.

                5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                5.5 Effectiveness of the Registration Statement. The Registration Statement shall have been declared effective by the Securities and Exchange Commission and the sale of the shares thereunder has been consummated.

        6. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor, the waiver of which shall not be effective against the Company unless in writing and signed on behalf of the Company:

                6.1 Representations and Warranties. The representations and warranties of Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                6.2 Payment of Purchase Price. Investor shall have delivered the purchase price specified in Section 1.1.

                6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in


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connection with the lawful issuance and sale of the Securities pursuant to this
Agreement shall be duly obtained and effective as of the Closing.

                6.4 Waivers of Right of First Offer and Registration Rights. Each Major Investor (as defined in the Investors' Rights Agreement) shall have waived (i) the right of first offer granted to such investor thereunder and (ii) the granting of registration rights to the Investor hereunder.

        7. Termination. Subject to the provisions of Section 7.3 below, this Agreement may be terminated at any time prior to the Closing Date:

                7.1 by the mutual written agreement of the Investor and the Company; or

                7.2 by either the Company or the Investor if the initial public offering of the Company's Common Stock has not been completed and consummated on or prior to November 15, 1999 or if there is a material adverse change in the financial condition of the Company.

                7.3     Any termination of this Agreement pursuant to Section
7.1 or 7.2 shall be without further obligation or liability upon any party in favor of any other party hereto.

        8.      Miscellaneous.

                8.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                8.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities and including the successor to the Company upon its reincorporation in Delaware). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


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                8.6     Notices. Unless otherwise provided, any notice required
or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days' advance written notice to the other parties.

                8.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                8.8 Expenses. Each party shall bear its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement, including the costs and expenses of legal counsel.

                8.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

                8.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                8.11 Aggregation of Stock. All shares of Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                8.12 Entire Agreement. This Agreement, the exhibits hereto and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, except as specifically set forth herein or therein.

                8.13 Disclosure. The Investor hereby acknowledges and agrees that the Company shall be entitled to disclose the existence and terms of this Agreement, only to the extent required by law, in any registration statement, prospectus, report or other document filed by the Company pursuant to any state or federal securities laws or other applicable laws. The


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Company agrees to provide to Investor a reasonable opportunity to review such disclosure in advance of such filing.



                  [Remainder of page intentionally left blank]


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       CALICO COMMERCE, INC.

                                       By: /s/ Arthur F. Knapp, Jr.
                                           ------------------------------------
                                           Name:   Arthur F. Knapp, Jr.
                                                  -----------------------------
                                           Title:  Chief Financial Officer
                                                  -----------------------------

                                           Address:  333 West San Carlos Street,
                                                     Suite 300
                                                     San Jose, California 95110








               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


"Investor"


AC II TECHNOLOGY (ACT II) B.V.



By: /s/
   -----------------------------------

Name:
      --------------------------------
Title:
      --------------------------------

Address:  1661 Page Mill Road
          Palo Alto, California 94304


               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]


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                                   SCHEDULE A

Investor Name                                    Aggregate Investment
-------------                                    --------------------
AC II Technology (ACT II) B.V.                        $4,000,000.00
                                                      -------------

                                                      $4,000,000.00
                                                      =============








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                                    EXHIBITS

EXHIBIT A       REGISTRATION STATEMENT

EXHIBIT B       INVESTORS' RIGHTS AGREEMENT






               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]


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